UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 13, 2015

RAIT Financial Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2929 Arch St., 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 243-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 13, 2015, RAIT CRE Conduit II, LLC, as seller, RAIT Financial Trust (as guarantor under the UBS MRA (defined below)) and UBS Real Estates Securities Inc., as buyer, entered into Amendment No. 4 (the " UBS Amendment ") to the Master Repurchase Agreement dated as of January 24, 2014 (as previously amended, the "UBS MRA ") among such parties. The UBS Amendment provides for a temporary increase to the maximum aggregate purchase price definition in the UBS MRA from $75.0 million to $100.0 million on the terms and subject to the conditions set forth in the UBS Amendment.

The summary in this report of the document referenced in Item 9.01(d) below and filed as an exhibit hereto does not purport to be complete and is qualified in its entirety by reference to the full text of such document which is incorporated herein by reference. The exhibit hereto has been filed solely to provide information regarding its terms. Such exhibit may contain representations and warranties that the parties thereto made solely for the benefit of the other parties. In addition, such representations and warranties (i) may have been qualified by confidential disclosures made to the other party in connection with such document, (ii) may be subject to a materiality standard which may differ from what may be viewed as material by investors, (iii) were made only as of the date of such document or such other date as is specified therein and (iv) may have been included in such document for the purpose of allocating risk between or among the parties thereto rather than establishing matters as facts.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

November 16, 2015	By:	/s/ James J. Sebra

Name: James J. Sebra
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 4, dated as of November 13, 2015 among RAIT CRE Conduit II, LLC (the “Seller”), RAIT Financial Trust (“RAIT”) (as guarantor under the UBS MRA (defined below)) and UBS Real Estates Securities Inc. (“UBS”), as buyer, under the Master Repurchase Agreement dated as of January 24, 2014 among Seller, RAIT and UBS (the “UBS MRA”).